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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   December 10, 1996
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                             BRUNSWICK CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


               1-1043                                  36-0848180
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      (Commission File Number)            (I.R.S. Employer Identification No.)


               1 N. Field Ct., Lake Forest, Illinois  60045-4811
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                   (Address of Principal Executive Offices)


                                (847) 735-4700
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             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

      On December 10, 1996, Brunswick Corporation closed an offering of $250,000,000 6 3/4% Notes due December 15, 2006.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

      See Index to Exhibits.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BRUNSWICK CORPORATION



                                    By:   /s/ Peter B. Hamilton
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                                          Peter B. Hamilton
                                          Senior Vice President and Chief
                                            Financial Officer

Date: December 12, 1996

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                         INDEX TO EXHIBITS



                         Document Description
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Exhibit
 No.
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1.1    Underwriting Agreement, dated December 5, 1996 between Brunswick
       Corporation and the Underwriters Named in Schedule I thereto.

4.1    Form of 6 3/4% Note due December 15, 2006